EXHIBIT 10.4

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated June 30, 2016 (this “Amendment”) is entered into among Aaron’s, Inc., a Georgia corporation (the “Borrower”), the Guarantors, the Lenders party hereto and SunTrust Bank, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Lenders and SunTrust Bank, as Administrative Agent, Swingline Lender and Issuing Bank, entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of April 14, 2014 (as amended by that certain First Amendment to Credit Agreement dated as of December 9, 2014, as amended by that certain Second Amendment to Credit Agreement dated as of September 11, 2015 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, in connection with a proposed amendment to the Dent-A-Med Credit Agreement;
WHEREAS, the Lenders agree to such requested amendments subject to the terms and conditions of this Amendment;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)    The following definition is added in the appropriate alphabetical order to Section 1.1 of the Credit Agreement:
“Third Amendment Effective Date” means June 30, 2016.
(b)    The definition of “Dent-A-Med Credit Agreement” in Section 1.1 of the Credit Agreement is amended to read as follows:
“Dent-A-Med Credit Agreement” means that certain Loan and Security Agreement dated as of May 18, 2011 by and among the Dent-A-Med Entities, as co-borrowers, the lenders party thereto and Wells Fargo Bank, N.A. (as successor by merger to Wells Fargo Preferred Capital, Inc.), as agent for the lenders thereunder as in effect on the Third Amendment Effective Date.
(c)    Section 7.1(k) of the Credit Agreement is amended in its entirety to read as follows:
(k)    secured Indebtedness in an aggregate principal amount not to exceed (including any such Indebtedness resulting from any exercise of any incremental facility provisions) $110,000,000 under the Dent-A-Med Credit Agreement, as may be amended and otherwise modified, so long as the terms of such facility are not amended to be more restrictive than those in effect on the Third Amendment Effective Date or in a manner materially adverse to the Lenders and all Indebtedness incurred thereunder remains non-recourse to the Borrower or any of its Subsidiaries (other than the Dent-A-Med Entities); and
2.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Administrative Agent and each Lender:
(a)    Amendment. Receipt of a counterpart of this Amendment signed by each of the Loan Parties, the Lenders and the Administrative Agent.
(b)    Amendments to Loan Facility Documents. The Loan Facility Agreement and the other Loan Facility Documents shall have been amended and restated in a manner reasonably satisfactory to the Administrative Agent.
(c)    Amendments to Note Agreements. The Note Agreements shall have been (or shall be substantially simultaneously herewith) amended in a manner reasonably satisfactory to the Administrative Agent.
(d)    Representations and Warranties. At the time of and immediately after giving effect to this Amendment on the Third Amendment Effective Date, all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects); provided, that to the extent such representation or warranty relates to a specific prior date, such representation or warranty shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) only as of such specific prior date.
(e)    Fees and Attorney Costs. Receipt by the Administrative Agent of all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent.
3.    Miscellaneous.
(a)    This Amendment shall be deemed to be, and is, a Loan Document.
(b)    Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (v) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
(c)    Effective as of the Third Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(d)    Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Loan Parties as follows:
(i)    such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;
(ii)    this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and
(iii)    no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.
(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(f)    This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	AARON’S, INC.

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Chief Financial Officer and
President, Strategic Operations

GUARANTORS:	AARON INVESTMENT COMPANY,
as a Guarantor

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Vice President and Treasurer

AARON’S PRODUCTION COMPANY,
as a Guarantor

	By:	/s/ Robert W. Kamerschen
	Name:	Robert W. Kamerschen
	Title:	Vice President and Secretary

99LTO, LLC,
AARON’S LOGISTICS, LLC,
AARON’S PROCUREMENT COMPANY, LLC,
AARON’S STRATEGIC SERVICES, LLC,
each as a Guarantor

	By:	AARON’S, INC., as sole Manager

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Chief Financial Officer and
President, Strategic Operations

Third Amendment to Credit Agreement
Aaron's, Inc.

PROGRESSIVE FINANCE HOLDINGS, LLC,
as a Guarantor

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

Prog Finance Arizona, LLC
Prog Finance California, LLC
Prog Finance Florida, LLC
Prog Finance Georgia, LLC
Prog Finance Illinois, LLC
Prog Finance Michigan, LLC
Prog Finance New York, LLC
Prog Finance Ohio, LLC
Prog Finance Texas, LLC
Prog Finance Mid-West, LLC
Prog Finance North-East, LLC
Prog Finance South-East, LLC
Prog Finance West, LLC
NPRTO Arizona, LLC
NPRTO California, LLC
NPRTO Florida, LLC
NPRTO Georgia, LLC
NPRTO Illinois, LLC
NPRTO Michigan, LLC
NPRTO New York, LLC
NPRTO Ohio, LLC
NPRTO Texas, LLC
NPRTO Mid-West, LLC
NPRTO North-East, LLC
NPRTO South-East, LLC
NPRTO West, LLC,
each as a Guarantor

By:	PROG LEASING, LLC, Sole Manager

By: PROGRESSIVE FINANCE
HOLDINGS, LLC, Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

Third Amendment to Credit Agreement
Aaron's, Inc.

PANGO LLC, as a Guarantor

By:	PROGRESSIVE FINANCE HOLDINGS, LLC,
Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

PROG LEASING, LLC, as a Guarantor

By:	PROGRESSIVE FINANCE HOLDINGS, LLC,
Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

Third Amendment to Credit Agreement
Aaron's, Inc.

ADMINISTRATIVE AGENT:	SUNTRUST BANK,
as Administrative Agent, as Issuing Bank, as
Swingline Lender and as a Lender

	By:	/s/ Tesha Winslow
	Name:	Tesha Winslow
	Title:	Director

Third Amendment to Credit Agreement
Aaron's, Inc.

LENDERS:	Regions Bank,
as a Lender

	By:	/s/ J. Ryan Hammack
	Name:	J. Ryan Hammack
	Title:	Vice President

Third Amendment to Credit Agreement
Aaron's, Inc.

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Bradley B. Sands
Name:	Bradley Sands
Title:	Assistant Vice President

Third Amendment to Credit Agreement
Aaron's, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ryan Maples
Name:	Ryan Maples
Title:	Senior Vice President

Third Amendment to Credit Agreement
Aaron's, Inc.

SYNOVUS BANK,
as a Lender

By:	/s/ Terry Herron
Name:	Terry Herron
Title:	Senior Director, Corporate Banking

Third Amendment to Credit Agreement
Aaron's, Inc.

FIFTH THIRD BANK,
as a Lender

By:	/s/ Mary Ramsey
Name:	Mary Ramsey
Title:	Vice President

Third Amendment to Credit Agreement
Aaron's, Inc.

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Peter van der Horst
Name:	Peter van der Horst
Title:	Senior Vice President

Third Amendment to Credit Agreement
Aaron's, Inc.